SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 24, 2012
(Date of Earliest Event Reported)

GODFATHER MEDIA, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada	0-27454	20-3161375
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26060 Acero, Suite 118, Mission Viejo, CA		92691
(Address of Principal Executive Offices)		(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (888) 503-1759

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 9, 2011, the board of directors of Godfather Media, Inc., a Nevada corporation (the "Company") accepted the resignation of Larry Weinstein as Chief Operating Officer and Director of the Company.  Mr. Weinstein had been a director of the Company since March 2006 and the COO since September 2011. Mr. Weinstein  informed the Company that the reason for his resignation was to permit him to pursue a new business opportunity. Mr. Weinstein had no disagreements with the Company on any matter relating to the Company's operations, policies or practices.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) The following documents are filed as exhibits to this report on Form 8-k or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16.1	Letter of resignation dated December 9, 2011, filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Godfather Media, Inc.
By: /s/ Michael Cummings, CEO and Chairman

Date: January 24, 2012